Annual Report

December 31,2000

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST


[FRANKLIN TEMPLETON INVESTMENTS LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENT


PAGE



FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST ANNUAL REPORT
TABLE OF CONTENTS

Letter to Contract Owners  ..............................       2
A Word About Risk .......................................       4
Important Notes to Performance Information ..............       5
Fund Summaries
 Franklin Aggressive Growth Securities Fund .............    FA-1
 Franklin Global Communications Securities Fund .........   FGC-1
 Franklin Money Market Fund .............................    FM-1
Index Definitions  ......................................     I-1

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (VIP) currently consists of 28 separate funds, which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current information on which funds and classes are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.
PAGE

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2000. The year 2000 was the fastest for global economic expansion since 1984; however, the pace slackened considerably in the second half of the year. By the end of the period, investors appeared concerned about how far the global economy might slide. The U.S. technology and telecommunications-dominated "new economy" lost steam in the first quarter, leading to a pronounced rotation from growth stocks into more value-oriented sectors. After considerable volatility, the domestic and international stock markets generally ended the year in negative territory. The technology-heavy Nasdaq Composite Index tumbled 38.83% to 2471, while the broader-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index fell 9.11% to 1320. However, value stocks overall posted positive returns, as measured by the S&P Barra Value Index, which returned 5.15% for the year.(1)

In the first and second quarters of the year, the U.S. gross domestic product's (GDP's) annualized 4.8% and 5.6% growth rates contributed to inflationary fears. In an effort to moderate economic growth to more sustainable levels, the Federal Reserve Board (the Fed) raised the Fed funds target rate from 5.5% to 6.5%. In the third quarter, the GDP's dramatic deceleration to an annualized 2.2% growth rate, combined with data pointing to declining retail sales, manufacturing output and consumer confidence, confirmed that the economy had in fact slowed. These factors, in addition to earnings warnings from many high-profile companies, prompted Fed policy makers to change their outlook for the first time in two years. In December, despite the tight labor market, characterized by unemployment hovering near 30-year lows, and only moderate inflation (with the exception of higher energy prices), the Fed signaled that recession, rather than inflation, posed the greatest risk to U.S. economic expansion. In fact, by the end of the year, fourth quarter GDP growth dropped further, to a 1.4% annualized rate.

In the euro region (the 11 countries making up the European Monetary Union or EMU), economic growth also slowed in the third quarter primarily due to higher oil costs and inflation, which rose to its highest level in seven years in November. The European Central Bank raised interest rates six times during the reporting period in an effort to buttress the euro and hold back inflation. Oil prices climbed to over $36 a barrel before easing down to about $23 at the period's end. Declining crude oil

(1) Source: Standard and Poor's Micropal. The S&P/Barra Value Index, constructed by Standard & Poor's and Barra Inc., contains companies with lower price-to-book ratios and has 50 percent of the capitalization of the S&P 500 index. The S&P/Barra Value Index is a total return, capitalization-weighted index and is rebalanced semiannually. For an index description, please see the Index Definitions following the Fund Summaries.

2
PAGE

prices and the strengthening euro contributed to a more encouraging inflationary outlook for the region by the period's end. In Latin America, many countries displayed improved fundamentals, as witnessed by industrial production, import and export increases in Mexico and an advantageous debt swap for Brazil. In Asia, most countries continued economic recovery as well. For example, China is expected to post a budget surplus for the first time since 1985 and deliver 8.2% growth for the year under review. Japan, however, did not live up to expectations and suffered from lackluster economic growth and renewed doubts about its banking system.

Bonds enjoyed generally positive returns in the U.S., with rising prices, as the 10-year Treasury note yield fell from 6.44% at the beginning of the period to 5.11% at the end. The U.S. Treasury yield curve became inverted during the reporting period, with shorter-term bonds offering higher yields than longer-term bonds. Short-term rates moved upward in tandem with the federal funds target rate hikes, while longer-term rates moved downward due to the U.S. Treasury's 30-year buyback program. In local currency terms, global government bonds ended the period up as well, although the strong U.S. dollar lowered the returns in U.S.-dollar terms. High yield corporate bonds proved to be the exception to the overall upward trend in the fixed-income universe. The high yield asset class came under pressure as price erosion and U.S. equity market volatility contributed to investor risk aversion and concerns regarding the sustainability of corporate earnings.

At year-end, Fed Chairman Alan Greenspan continued to carefully monitor the economy, seeking to avoid the perils of inflation and recession. Despite evidence that the economy has reached and may continue to follow a more sustainable growth rate, the tight labor market and higher energy costs indicated that inflationary fears could still become a problem. On the other hand, concerns existed that too pronounced an economic slowdown could lead to a recession. However, investors remained hopeful the economy would strike the right balance.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
Vice President
Franklin Templeton Variable Insurance Products Trust

                                                                              3
PAGE

A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

4
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IMPORTANT NOTES TO
PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

                                                                              5
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                                      FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability or above-average growth or growth potential as compared with the overall economy.
--------------------------------------------------------------------------------

The 12 months under review proved to be challenging for growth investors, as value stocks outperformed growth stocks. Overall technology stock weakness contributed to much of this divergence because such stocks typically are more widely held in growth portfolios. Dramatically rising energy prices limited economic growth in much of the world, and we saw weakness in many foreign economies. Consequently, growth stocks were markedly weak during the last three quarters of the year, as concerns arose over growth rates in the face of slowing worldwide economies. The reduced demand from foreign markets for technology products contributed to negative earnings announcements from industry leaders during the summer. As the year progressed, we saw this weakness spread to U.S. markets as our economy felt the effects of successive interest-rate hikes by the Federal Reserve Board (the Fed). For the year ended December 31, 2000, the Russell 3000 Value Index gained 8.04% while the Russell 3000 Growth Index declined 22.42%.(1)

The capital markets reacted negatively to the prospect of slower economic growth, and equity investors seemingly lost their appetite for growth stocks in favor of slower growing companies in the economy's more defensive areas. Within this environment, value investing decisively outperformed growth investing in most market capitalization segments. The Fund's poor absolute performance was primarily due to our technology exposure, and the weakness was most pronounced during the fourth quarter when fears of slowing growth and uncertainty in the U.S. presidential election were fresh in investors' minds. This significant exposure to a single sector may result in the Fund experiencing greater volatility than a more broadly diversified portfolio.(2)

(1) Source: Standard and Poor's Micropal. For an index description, please see the Index Definitions following the Fund Summaries.

(2) There are specific risks to investing in the technology sector, which can be subject to abrupt or erratic price movements due to the rapid pace of product change and development and significant competitive pressures.

This bar chart shows the industry breakdown of Franklin Aggressive Growth Securities Fund, based on total net assets as of 12/31/00.

Electronic Technology                               39.0%
Technology Services                                 25.4%
Health Technology                                    5.5%
Communications                                       4.7%
Transportation                                       3.3%
Commercial Services                                  2.8%
Producer Manufacturing                               2.7%
Consumer Services                                    2.0%
Retail Trade                                         2.0%
Utilities                                            1.9%
Finance                                              0.8%
Short-Term Investments & Other Net Assets            9.9%

                                                                           FA-1
PAGE
 Top 10 Holdings
 Franklin Aggressive Growth
 Securities Fund
 12/31/00

 Company                           % of Total
 Industry                          Net Assets
---------------------------------------------
   Affiliated Computer
   Services Inc., A                    3.4%
   Technology Services

   Expeditors International of
   Washington Inc.                     3.3%
   Transportation

   Concord EFS Inc.                    2.8%
   Commercial Services

   Cadence Design
   Systems Inc.                        2.3%
   Technology Services

   Solectron Corp.                     2.3%
   Electronic Technology

   Applied Micro Circuits
   Corp.                               2.2%
   Electronic Technology

   Siebel Systems Inc.                 2.2%
   Technology Services

   Juniper Networks Inc.               2.2%
   Electronic Technology

   BEA Systems Inc.                    2.2%
   Technology Services

   Comverse Technology Inc.            2.2%
   Electronic Technology

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

During the year, we maintained our strategy of identifying and investing in companies we assessed as well-positioned for growth. We searched for such companies in a variety of industries, but during the year we believed many of the most promising growth companies were in the technology sector. Although the markets witnessed a tremendous shake-out in the pure-play Internet industry, the infrastructure build-up surrounding the Internet is still in the early stages. We saw opportunity in storage stocks, as the need to store, access and manage the growing flow of information continued to increase. Spending on storage grew as a percentage of total information technology spending, and we see tremendous growth potential for the market leaders. Our storage industry investments included EMC Corp., a leader in providing enterprise storage systems; VERITAS Software Corp., a provider of storage management software; and Brocade Communications Systems, a maker of switches that connect storage systems and computing devices.

One area of technology where we were cautious was the personal computer (PC) industry, where demand seemed to have slipped dramatically. In our opinion, the demand slowdown is due in part to the increased popularity of other devices, such as personal digital assistants and high-powered paging devices that allow users to access the Internet, send and receive email and perform other specific computing functions. In addition, PC users have had little need to upgrade their computers recently due to rapid advances in hardware functionality, and we believe this probably reduced demand as well. During the period, we reduced our exposure to stocks in companies with a dependence on the PC market, selling positions in Dell Computer, Apple Computer and Intel Corp. We will likely avoid such stocks until we feel the outlook for PC demand improves.

Outside of technology, we found what we considered to be attractive stocks in health care, financial services, transportation, and commercial and consumer services. We are especially optimistic about growth prospects for the health care sector, particularly for biotechnology stocks. Many biotech companies were benefiting from dramatic growth in new products, leading to rapid profitability growth in an industry where profits were scarce in the past. Among our biotechnology investments were Abgenix Inc., which develops antibody therapeutic products, and MedImmune, which develops biotech products for a variety of diseases, including auto-immune diseases and cancer.

FA-2
PAGE

Looking forward, we remain optimistic about the long-term prospects for growth stocks, despite the market weakness experienced in 2000. There seems to have been an overall slowing in global economies, including that of the U.S., which is only natural given the incredible expansion we have seen the past several years. The economic slowdown has been recognized by the Fed, which may lower interest rates in the near future in an attempt to re-invigorate the economy. While we could see slowing short-term demand for technology until economic growth re-accelerates, we believe over the long term, the technology revolution is real. Increasingly, corporations are viewing technology expenditures as a necessary competitive tool, and we think this should fuel ongoing spending. We expect the markets to remain volatile, but we believe that growth for most companies will remain solid over the coming year. The market's weakness brought prices of many of our favorite stocks back to reasonable levels, in our opinion, and we will continue seeking to take advantage of any volatility to buy stocks of well-positioned growth companies at attractive valuations.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

                                                                           FA-3
PAGE

Franklin Aggressive
Growth Securities
Fund - Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative change in value, assuming reinvestment of dividends and capital gains. Since the Fund has existed for less than one year, average annual total returns are not provided.

 Franklin Aggressive Growth Securities Fund - Class 1
 Period ended 12/31/00

                                     Since
                                  Inception
                                  (5/1/00)
---------------------------------------------
 Aggregate Total Return             -24.10%
 Value of $10,000 Investment         $7,590

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (5/1/00-12/31/00)

The graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1, the Standard and Poor's 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

The following line graph compares the performance of Franklin Aggressive Growth Securities Fund - Class 1 with that of the S&P 500* and Russell 3000 Growth Index*, based on a $10,000 investment from 5/1/00 to 12/31/00.

                                     Franklin Aggressive               S&P 500 Index     Russell
                                       Growth Securities                                    3000
                                          Fund - Class I                                  Growth
                                                                                           Index
                  -------------------------------------------------------------------------------
       05/01/2000                      $10,000                  $10,000                  $10,000
       05/31/2000      -0.80%           $9,920    -2.05%         $9,795       -5.29%      $9,471
       06/30/2000      13.00%          $11,210     2.46%        $10,036        7.93%     $10,222
       07/31/2000      -1.87%          $11,000    -1.56%         $9,879       -4.48%      $9,764
       08/31/2000      12.73%          $12,400     6.21%        $10,493        9.15%     $10,658
       09/30/2000      -3.95%          $11,910    -5.28%         $9,939       -9.16%      $9,681
       10/31/2000     -12.09%          $10,470    -0.42%         $9,897       -4.97%      $9,200
       11/30/2000     -24.74%           $7,880    -7.88%         $9,117      -14.97%      $7,823
       12/31/2000      -3.68%           $7,590     0.49%         $9,162       -2.57%      $7,622

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

FA-4
PAGE

PAGE>

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights

                                                         Class 1
                                                  ---------------------
                                                       Period Ended
                                                   December 31, 2000(a)
                                                  ---------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........           $10.00
                                                     -----------
Income from investment operations:
 Net investment income(b) .....................              .02
 Net realized and unrealized losses ...........            (2.43)
                                                     -----------
Total from investment operations ..............            (2.41)
                                                     -----------
Net asset value, end of period ................            $7.59
                                                     ===========
Total return(c) ...............................         (24.10)%
Ratios/supplemental data
Net assets, end of period (000's) .............          $13,021
Ratios to average net assets:
 Expenses .....................................             .90%(d)
 Net investment income ........................             .35%(d)
Portfolio turnover rate .......................           86.65%

(a)For the period May 1, 2000 (effective date) to December 31, 2000.
(b)Based on average shares outstanding.
(c)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(d)Annualized

                                                                           FA-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000

                                                            SHARES         VALUE
----------------------------------------------------------------------------------
      Common Stocks 90.1%
 (a)  Commercial Services 2.8%
      Concord EFS Inc. .................................     8,300     $   364,681
                                                                       -----------
 (a)  Communications 4.7%
      Qwest Communications International Inc. ..........     5,800         237,800
      VoiceStream Wireless Corp. .......................     1,750         176,094
      XO Communications Inc., A ........................    11,000         195,938
                                                                       -----------
                                                                           609,832
                                                                       -----------
 (a)  Consumer Services 2.0%
      Citadel Communications Corp. .....................    22,000         264,000
                                                                       -----------
      Electronic Technology 39.0%
 (a)  Applied Micro Circuits Corp. .....................     3,900         292,683
 (a)  Avocent Corp. ....................................     8,000         216,000
 (a)  Brocade Communications Systems Inc. ..............     2,800         257,075
 (a)  Cirrus Logic Inc. ................................    10,500         196,875
 (a)  Cisco Systems Inc. ...............................     5,500         210,375
 (a)  Comverse Technology Inc. .........................     2,600         282,425
      Corning Inc. .....................................     3,400         179,563
 (a)  EMC Corp. ........................................     3,800         252,700
 (a)  Integrated Device Technology Inc. ................     4,500         149,063
 (a)  Intersil Holding Corp. ...........................     7,600         174,325
 (a)  Juniper Networks Inc. ............................     2,300         289,944
 (a)  Lam Research Corp. ...............................    11,800         171,100
 (a)  Micron Technology Inc. ...........................     7,600         269,800
 (a)  Network Appliance Inc. ...........................     3,300         211,819
 (a)  Palm Inc. ........................................     5,050         142,978
 (a)  PMC-Sierra Inc. (Canada) .........................     2,200         172,975
 (a)  Polycom Inc. .....................................     7,200         231,750
 (a)  QLogic Corp. .....................................     2,450         188,650
 (a)  SDL Inc. .........................................     1,250         185,234
 (a)  Solectron Corp. ..................................     9,000         305,100
 (a)  Sun Microsystems Inc. ............................     6,300         175,613
 (a)  Tektronix Inc. ...................................     7,000         235,813
 (a)  Western Multiplex Corp. ..........................    12,200          83,875
 (a)  Xilinx Inc. ......................................     4,500         207,563
                                                                       -----------
                                                                         5,083,298
                                                                       -----------
 (a)  Finance .8%
      Silicon Valley Bancshares ........................     3,100         107,144
                                                                       -----------
 (a)  Health Technology 5.5%
      Abgenix Inc. .....................................     3,900         230,344
      COR Therapeutics Inc. ............................     4,950         174,178
      Inhale Therapeutic Systems Inc. ..................     3,100         156,550
      MedImmune Inc. ...................................     3,200         152,600
                                                                       -----------
                                                                           713,672
                                                                       -----------
 (a)  Producer Manufacturing 2.7%
      Beacon Power Corp. ...............................    19,800         198,000
      Power-One Inc. ...................................     3,800         149,388
                                                                       -----------
                                                                           347,388
                                                                       -----------
 (a)  Retail Trade 2.0%
      Williams-Sonoma Inc. .............................    13,200         264,000
                                                                       -----------

FA-6
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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                      SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
      Common Stocks (cont.)
 (a)  Technology Services 25.4%
      Affiliated Computer Services Inc., A .....................................        7,250      $   439,984
      Art Technology Group Inc. ................................................        7,000          213,938
      BEA Systems Inc. .........................................................        4,300          289,444
      Cadence Design Systems Inc. ..............................................       11,100          305,250
      Exodus Communications Inc. ...............................................        8,250          165,000
      i2 Technologies Inc. .....................................................        4,100          222,938
      Inforte Corp. ............................................................        5,350           73,563
      Openwave Systems Inc. ....................................................        4,500          215,719
      Predictive Systems Inc. ..................................................       26,300          188,209
      Quest Software Inc. ......................................................        6,500          182,406
      Retek Inc. ...............................................................        5,734          139,766
      Sapient Corp. ............................................................       13,500          161,156
      Siebel Systems Inc. ......................................................        4,300          290,788
      VeriSign Inc. ............................................................        2,500          185,469
      VERITAS Software Corp. ...................................................        2,600          227,500
                                                                                                   -----------
                                                                                                     3,301,130
                                                                                                   -----------
      Transportation 3.3%
      Expeditors International of Washington Inc. ..............................        7,950          426,810
                                                                                                   -----------
 (a)  Utilities 1.9%
      Calpine Corp. ............................................................        5,500          247,844
                                                                                                   -----------
      Total Common Stocks (Cost $14,409,299)....................................                    11,729,799
                                                                                                   -----------
(a,b) Preferred Stocks
      Technology Services
      Micro Photonix Integration Corp., pfd., C (Cost $5,962)...................          944            5,962
                                                                                                   -----------
      Total Long Term Investments (Cost $14,415,261)............................                    11,735,761
                                                                                                   -----------
 (c)  Short Term Investments 9.3%
      Franklin Institutional Fiduciary Trust Money Market Portfolio
        (Cost $1,206,774).......................................................    1,206,774        1,206,774
                                                                                                   -----------
      Total Investments (Cost $15,622,035) 99.4%................................                    12,942,535
      Other Assets, less Liabilities .6% .......................................                        78,075
                                                                                                   -----------
      Net Assets 100.0% ........................................................                   $13,020,610
                                                                                                   ===========

(a)Non-income producing
(b)See Note 6 regarding restricted securities.
(c)See Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

                                                                           FA-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
   Cost ...............................................    $ 15,622,035
                                                           ============
   Value ..............................................      12,942,535
 Receivables:
   Investment securities sold .........................         166,615
   Capital shares sold ................................           8,187
                                                           ------------
    Total assets ......................................      13,117,337
                                                           ------------
Liabilities:
 Payables:
   Investment securities purchased ....................          77,834
   Capital shares redeemed ............................           3,054
   Affiliates .........................................           7,688
   Professional fees ..................................           8,028
 Other liabilities ....................................             123
                                                           ------------
    Total liabilities .................................          96,727
                                                           ------------
     Net assets, at value .............................    $ 13,020,610
                                                           ============
Net assets consist of:
 Undistributed net investment income ..................    $     17,124
 Net unrealized depreciation ..........................      (2,679,500)
 Accumulated net realized loss ........................      (2,281,121)
 Capital shares .......................................      17,964,107
                                                           ------------
     Net assets, at value .............................    $ 13,020,610
                                                           ============
Class 1:
 Net assets, at value .................................    $ 13,020,610
                                                           ============
 Shares outstanding ...................................       1,714,409
                                                           ============
 Net asset value and offering price per share .........    $       7.59
                                                           ============

                       See notes to financial statements.

FA-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the period May 1, 2000 (effective date) to December 31, 2000

Investment income:
(net of foreign taxes of $18)
 Dividends ...................................................    $     50,723
 Interest ....................................................          12,067
                                                                  ------------
  Total investment income ....................................          62,790
                                                                  ------------
Expenses:
 Management fees (Note 3) ....................................          22,838
 Administrative fees (Note 3) ................................          10,051
 Transfer agent fees .........................................              38
 Custodian fees ..............................................              54
 Professional fees ...........................................          12,153
 Other .......................................................             144
                                                                  ------------
  Total expenses .............................................          45,278
                                                                  ------------
    Net investment income ....................................          17,512
                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments ................................................      (2,281,121)
  Foreign currency transactions ..............................            (388)
                                                                  ------------
    Net realized loss ........................................      (2,281,509)
 Net unrealized depreciation on investments ..................      (2,679,500)
                                                                  ------------
Net realized and unrealized loss .............................      (4,961,009)
                                                                  ------------
Net decrease in net assets resulting from operations .........    $ (4,943,497)
                                                                  ============

                       See notes to financial statements.

                                                                           FA-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Changes in Net Assets
for the period May 1, 2000 (effective date) to December 31, 2000

                                                                                2000
                                                                          ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $     17,512
  Net realized loss from investments and foreign currency transactions       (2,281,509)
  Net unrealized depreciation on investments ..........................      (2,679,500)
                                                                           ------------
   Net decrease in net assets resulting from operations ...............      (4,943,497)
 Capital share transactions: (Note 2) .................................      17,964,107
                                                                           ------------
   Net increase in net assets .........................................      13,020,610
Net assets:
 Beginning of period ..................................................              --
                                                                           ------------
 End of period ........................................................    $ 13,020,610
                                                                           ============
Undistributed net investment income included in net assets:
 End of period ........................................................    $     17,124
                                                                           ============

                       See notes to financial statements.

FA-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Aggressive Growth Securities Fund (the Fund) is a separate, diversified series of the Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, over 98% of the total Fund's shares were sold through one insurance company. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

                                                                          FA-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                  Period Ended
                              December 31, 2000(a)
                          ----------------------------
                              Shares        Amount
Class 1 Shares:           ----------------------------
Shares sold .............   1,991,316    $ 20,556,904
Shares redeemed .........    (276,907)     (2,592,797)
                          ----------------------------
Net increase ............   1,714,409    $ 17,964,107
                          ============================

(a) For the period May 1, 2000 (effective date) to December 31, 2000.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                        Affiliation
       ------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                Administrative manager
       Franklin Advisers, Inc. (Advisers)                            Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)          Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services) Transfer agent

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers. The Fund earned dividend income of $49,786 from the investment in the Sweep Money Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
-----------------------------------------------------------------------
  .50%                First $500 million
  .40%                over $500 million, up to and including $1 billion
  .35%                over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

Management fees were reduced on assets invested in the Sweep Money Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FA-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses of $596,259, which may be carried over to offset future capital gains. Such losses expire in 2008.

At December 31, 2000, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2000 of $1,397,165 and $88, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $15,909,733 was as follows:

  Unrealized appreciation .............  $    604,965
  Unrealized depreciation .............    (3,572,163)
                                         ------------
  Net unrealized depreciation .........  $ (2,967,198)
                                         ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2000 aggregated $22,365,711 and $5,669,330, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted security held at December 31, 2000 is as follows:

                                                                               Acquisition
 Shares    Issuer                                                                  Date        Cost       Value
----------------------------------------------------------------------------------------------------------------
   944     Micro Photonix Integration Corp., pfd., C (.05% of Net Assets)        6/23/00      $5,962      $5,962
                                                                                                          ======

                                                                          FA-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Aggressive Growth Securities Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the period then ended, the changes in its net assets for the period then ended and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 6, 2001

FA-14
PAGE


                                  FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

--------------------------------------------------------------------------------
Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of companies that are primarily engaged in providing communications services and communications equipment in any nation, including the U.S. and emerging markets.
--------------------------------------------------------------------------------

The year ended December 31, 2000, was a period of significant volatility for communications stocks and equity markets in general. During this time, interest rates rose in most countries, inflation generally remained subdued and most global economies produced gains in terms of gross domestic product (GDP). However, the world's equity markets were generally weak, with the bulk of major indexes declining substantially after having already priced in the positive economic news earlier in 1999 and the first quarter of 2000. The market's growth stock segment, led by telecommunications, technology and media companies, suffered significant corrections. Communications stocks were exceptionally hard hit by a series of declines, as evidenced by the -54.35% 12-month return of the Nasdaq Telecommunications Index compared with a -38.87% return for the broader Nasdaq Composite Index.(1) Due to our relatively conservative portfolio positioning based on anticipated market weakness, the Fund compared favorably against both indexes by sidestepping some of the year's most volatile issues within the telecommunications industry.

The fallout from recent declines created a global ripple effect, encouraging many investors to become cautious about extraordinarily high price-to-earnings ratios and a string of corporate earnings warnings released by some of the "new economy's" key participants. Although "new economy" and traditional "old economy" companies (including basic materials, industrial cyclicals and conventional retailers) continued to invest in cutting-edge communications equipment and services, communications stocks fell in tandem with the tech-heavy Nasdaq despite evidence of strong earnings. We did not find this situation too surprising. Ballooning valuations often need to be reduced after sustained periods of strong performance and widespread momentum-style investing such as we saw in 2000. The telecommunications industry, which comprises most of the Fund's holdings, witnessed a particularly protracted decline since it had been

(1) Source: Standard and Poor's Micropal. The Nasdaq Telecommunications Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the telecommunications sector. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. For other index descriptions, please see the Index Definitions following the Fund Summaries.

This chart shows in pie format the geographic distribution of Franklin Global Communications Securities Fund as a percentage of total net assets on 12/31/00.

Americas                                    63.6%
Europe                                      12.7%
Asia & Middle East                           7.0%
Short-Term Investments & Other Net Assets   16.7%

                                                                          FGC-1
PAGE

 Top 10 Holdings
 Franklin Global Communications
 Securities Fund
 12/31/00

 Company                       % of Total
 Industry, Country             Net Assets
-----------------------------------------
   Alltel Corp.                3.1%
   Major
   Telecommunications,
   U.S.

   Vodafone Group PLC, ADR     2.7%
   Wireless
   Communications, U.K.

   Telecom Italia SpA          2.7%
   Major
   Telecommunications,
   Italy

   BellSouth Corp.             2.7%
   Major
   Telecommunications,
   U.S.

   Motorola Inc.               2.6%
   Telecommunications
   Equipment, U.S.

   Nokia Corp., ADR            2.5%
   Telecommunications
   Equipment, Finland

   Telefonica SA, ADR          2.2%
   Major
   Telecommunications,
   Spain

   Comcast Corp., A            2.2%
   Cable/Satellite TV, U.S.

   Qwest Communications
   International Inc.          2.1%
   Specialty
   Telecommunications,
   U.S.

   Citizens Communications
   Co., B                      2.1%
   Specialty
   Telecommunications,
   U.S.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

outperforming the general market for a long time amid considerable investor enthusiasm.

It is important to remember that 2000's telecommunications stock volatility was caused, in our opinion, more by valuation concerns than by the communications industries' weakening fundamentals. Many communications stocks' prices appreciated substantially in years prior to 2000, and by our analysis were overvalued when the telecommunications sector experienced a broad sell-off beginning in March. We believe that many of the secular trends that drove the rally in such stocks over the past few years are still in place. Currently, we are seeking to take advantage of market weakness to position the Fund for potentially strong growth as conditions improve.

We generally evaluate potential investments based on each company's fundamentals and the regulatory and economic environment in which it operates. Although we want to own industry leaders, we also strive to maintain broad diversification by investing in smaller and emerging companies with new products and technologies. In addition to research on individual companies, we consider investment themes that we feel have the possibility of positively impacting the industry and individual companies. We believe that this second layer of analysis helps us position the Fund for strong growth potential.

During 2000, we believe established trends in telecommunications remained firmly in place. Demand for bandwidth was strong due to growth in Internet and other data traffic. We believe this trend will continue as the Internet becomes further ingrained in our daily lives, and as corporations strive to increase productivity by bolstering their communications networks and outsourcing many of their data-related functions. As the number of users and complexity of the information they send and retrieve increases, we believe network service companies and network equipment providers could benefit. U.K.-based Cable & Wireless, one of our larger holdings, is an example of such a company. Cable & Wireless runs a global data network carrying a significant portion of today's Internet and corporate data traffic.

As communications networks become more critical to businesses and individuals alike, controlling the "local loop" or the "last mile" of the network is becoming more valuable. Therefore, we sought investment in companies that provide local services to the end users. BellSouth and Citizens Communications, two of our top holdings, were just two examples within the portfolio at year's end.

FGC-2
PAGE

Another evolving trend is the growth of wireless communications. The number of wireless subscribers continues to grow at record rates throughout much of the world. Due to the relatively low percentage of cellular phone users in the U.S., we are particularly bullish on the U.S. wireless market. For this reason, Alltel Corporation, a U.S. wireless provider, became one of our top holdings in 2000.

Wireless growth was also strong in Western Europe, where several countries boast wireless penetration above 50%. In some cases, this rate is higher than their wireline penetration rate, indicating the technology's strong acceptance. Attempting to take advantage of this trend, we maintained a large position in Vodafone, a U.K.-based wireless provider that has been aggressively creating alliances to expand its business globally. The growth of wireless communications also creates demand for wireless handsets, hardware and other equipment. Mainly for this reason, our top holdings include wireless handset and equipment makers Motorola (U.S.) and Nokia (Finland).

Looking forward, we remain optimistic about communications industry fundamentals. Companies within the industry are selling services to a rapidly expanding segment of the economy in developed and emerging nations. New Internet applications must be accompanied by telecommunications infrastructure improvements that will allow content to reach end users, and we believe wireless telecommunications growth will continue to drive the need for network construction, new handsets and additional functionality. The Fund has exposure to all of these areas, and we believe it is well-positioned with solid companies that stand to benefit from the changes occurring in global communications.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance does not guarantee future results, these insights may help you understand our investment and management philosophy. The Fund concentrates its investments in a single industry. By doing so, the Fund may experience greater volatility than a fund with a more broadly diversified portfolio.

                                                                          FGC-3
PAGE

Franklin Global
Communications
Securities Fund
Class 1

   Performance reflects the Fund's Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

   Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 12/31/00

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund - Class 1
Periods ended 12/31/00

                                                                          Since
                                                                       Inception
                                  1-Year      5-Year       10-Year     (1/24/89)
---------------------------------------------------------------------------------
 Average Annual Total Return   -32.85%     +7.16%        +9.40%        +9.75%
 Cumulative Total Return       -32.85%    +41.28%      +145.60%      +203.65%
 Value of $10,000 Investment    $6,715    $14,128      $ 24,560      $ 30,365

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ.

Total Return Index Comparison
for $10,000 Investment (1/1/91-12/31/00)

The graph compares the performance of Franklin Global Communications Securities Fund - Class 1 and the Standard & Poor's 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

This graph compares the performance of Franklin Global Communications Securities Fund - Class 1 as tracked by the growth in value of a $10,000 investment to that of the Standard & Poor's 500 Index* from 1/1/91-12/31/00.

                                            Franklin Global             S&P 500
                                  Communications Securities
                                             Fund - Class I
                ----------------------------------------------------------------
     01/01/1991                        $10,000                          $10,000
     01/31/1991        -1.06%           $9,894        4.36%             $10,436
     02/28/1991         3.63%          $10,253        7.15%             $11,182
     03/31/1991         1.67%          $10,424        2.42%             $11,453
     04/30/1991         0.78%          $10,506        0.24%             $11,480
     05/31/1991        -0.16%          $10,489        4.31%             $11,975
     06/30/1991        -0.75%          $10,411       -4.58%             $11,427
     07/31/1991         3.95%          $10,822        4.66%             $11,959
     08/31/1991         2.71%          $11,115        2.37%             $12,243
     09/30/1991         3.47%          $11,500       -1.67%             $12,038
     10/31/1991         1.46%          $11,668        1.34%             $12,199
     11/30/1991         1.94%          $11,894       -4.03%             $11,708
     12/31/1991         3.88%          $12,355       11.44%             $13,047
     01/31/1992        -3.39%          $11,936       -1.86%             $12,804
     02/29/1992        -0.21%          $11,911        1.29%             $12,970
     03/31/1992        -0.63%          $11,836       -1.95%             $12,717
     04/30/1992         2.97%          $12,188        2.94%             $13,091
     05/31/1992         1.93%          $12,423        0.49%             $13,155
     06/30/1992         1.20%          $12,571       -1.49%             $12,959
     07/31/1992         5.38%          $13,248        4.09%             $13,489
     08/31/1992        -0.39%          $13,196       -2.05%             $13,212
     09/30/1992         0.45%          $13,256        1.17%             $13,367
     10/31/1992        -0.65%          $13,171        0.34%             $13,412
     11/30/1992         0.13%          $13,188        3.40%             $13,868
     12/31/1992         2.66%          $13,539        1.23%             $14,039
     01/31/1993         1.58%          $13,752        0.84%             $14,157
     02/28/1993         5.41%          $14,497        1.36%             $14,349
     03/31/1993         0.89%          $14,625        2.11%             $14,652
     04/30/1993         0.06%          $14,634       -2.42%             $14,297
     05/31/1993        -0.41%          $14,574        2.67%             $14,679
     06/30/1993         2.44%          $14,930        0.29%             $14,722
     07/31/1993         1.99%          $15,227       -0.40%             $14,663
     08/31/1993         2.75%          $15,646        3.79%             $15,219
     09/30/1993        -0.50%          $15,568       -0.77%             $15,101
     10/31/1993        -0.62%          $15,471        2.07%             $15,414
     11/30/1993        -4.74%          $14,738       -0.95%             $15,268
     12/31/1993         1.54%          $14,965        1.21%             $15,452
     01/31/1994        -2.04%          $14,659        3.40%             $15,978
     02/28/1994        -5.06%          $13,917       -2.71%             $15,545
     03/31/1994        -3.51%          $13,428       -4.36%             $14,867
     04/30/1994         2.34%          $13,743        1.28%             $15,057
     05/31/1994        -5.21%          $13,027        1.64%             $15,304
     06/30/1994        -3.85%          $12,526       -2.45%             $14,929
     07/31/1994         5.13%          $13,168        3.28%             $15,419
     08/31/1994         0.98%          $13,296        4.10%             $16,051
     09/30/1994        -2.48%          $12,966       -2.44%             $15,659
     10/31/1994         1.93%          $13,216        2.25%             $16,012
     11/30/1994         0.56%          $13,290       -3.64%             $15,429
     12/31/1994        -0.41%          $13,235        1.48%             $15,657
     01/31/1995         5.83%          $14,006        2.59%             $16,063
     02/28/1995         0.39%          $14,061        3.90%             $16,689
     03/31/1995        -1.44%          $13,859        2.95%             $17,182
     04/30/1995         2.12%          $14,153        2.94%             $17,687
     05/31/1995         5.51%          $14,933        4.00%             $18,394
     06/30/1995        -0.10%          $14,918        2.32%             $18,821
     07/31/1995         0.20%          $14,947        3.32%             $19,446
     08/31/1995         0.97%          $15,092        0.25%             $19,494
     09/30/1995         5.66%          $15,947        4.22%             $20,317
     10/31/1995         2.25%          $16,306       -0.36%             $20,244
     11/30/1995         1.67%          $16,578        4.39%             $21,133
     12/31/1995         4.86%          $17,384        1.93%             $21,541
     01/31/1996         1.79%          $17,695        3.40%             $22,273
     02/29/1996        -1.81%          $17,375        0.93%             $22,480
     03/31/1996        -0.06%          $17,365        0.96%             $22,696
     04/30/1996        -2.07%          $17,006        1.47%             $23,030
     05/31/1996         2.23%          $17,384        2.58%             $23,624
     06/30/1996         4.42%          $18,153        0.38%             $23,713
     07/31/1996        -5.25%          $17,201       -4.42%             $22,665
     08/31/1996         2.14%          $17,569        2.11%             $23,144
     09/30/1996         0.58%          $17,672        5.63%             $24,447
     10/31/1996         3.24%          $18,245        2.76%             $25,121
     11/30/1996         1.80%          $18,573        7.56%             $27,020
     12/31/1996         0.22%          $18,614       -1.98%             $26,485
     01/31/1997         2.15%          $19,013        6.25%             $28,141
     02/28/1997        -0.11%          $18,993        0.78%             $28,360
     03/31/1997        -3.29%          $18,368       -4.11%             $27,195
     04/30/1997        -0.95%          $18,194        5.97%             $28,818
     05/31/1997         6.36%          $19,351        6.09%             $30,573
     06/30/1997         3.28%          $19,986        4.48%             $31,943
     07/31/1997         2.38%          $20,462        7.96%             $34,486
     08/31/1997        -3.40%          $19,766       -5.60%             $32,554
     09/30/1997         5.23%          $20,798        5.48%             $34,338
     10/31/1997        -1.67%          $20,450       -3.34%             $33,191
     11/30/1997         6.64%          $21,808        4.63%             $34,728
     12/31/1997         8.20%          $23,596        1.72%             $35,326
     01/31/1998        -3.05%          $22,876        1.11%             $35,718
     02/28/1998         4.36%          $23,874        7.21%             $38,293
     03/31/1998         7.58%          $25,685        5.12%             $40,253
     04/30/1998        -3.21%          $24,861        1.01%             $40,660
     05/31/1998        -2.43%          $24,257       -1.72%             $39,961
     06/30/1998         3.61%          $25,132        4.06%             $41,583
     07/31/1998        -2.91%          $24,400       -1.07%             $41,138
     08/31/1998        -6.73%          $22,757      -14.46%             $35,190
     09/30/1998         5.41%          $23,989        6.41%             $37,445
     10/31/1998         1.93%          $24,451        8.13%             $40,490
     11/30/1998         2.36%          $25,029        6.06%             $42,943
     12/31/1998         4.82%          $26,236        5.76%             $45,417
     01/31/1999        -1.52%          $25,837        4.18%             $47,315
     02/28/1999        -4.12%          $24,772       -3.11%             $45,844
     03/31/1999         1.45%          $25,131        4.00%             $47,677
     04/30/1999         7.30%          $26,966        3.87%             $49,522
     05/31/1999         1.81%          $27,454       -2.36%             $48,354
     06/30/1999         4.21%          $28,610        5.55%             $51,037
     07/31/1999        -0.59%          $28,441       -3.12%             $49,445
     08/31/1999        -2.43%          $27,750       -0.50%             $49,198
     09/30/1999         0.32%          $27,839       -2.74%             $47,850
     10/31/1999         8.51%          $30,208        6.33%             $50,879
     11/30/1999         6.97%          $32,313        2.03%             $51,912
     12/31/1999        13.21%          $36,582        5.89%             $54,969
     01/31/2000        -0.04%          $36,567       -5.02%             $52,210
     02/29/2000         8.93%          $39,833       -1.89%             $51,223
     03/31/2000         1.22%          $40,319        9.78%             $56,232
     04/30/2000       -12.12%          $35,432       -3.01%             $54,540
     05/31/2000        -7.32%          $32,839       -2.05%             $53,422
     06/30/2000         7.78%          $35,393        2.46%             $54,736
     07/31/2000        -6.79%          $32,990       -1.56%             $53,882
     08/31/2000         4.76%          $34,560        6.21%             $57,228
     09/30/2000        -7.89%          $31,834       -5.28%             $54,207
     10/31/2000        -2.73%          $30,965       -0.42%             $53,979
     11/30/2000       -19.80%          $24,834       -7.88%             $49,725
     12/31/2000        -1.08%          $24,560        0.49%             $49,969

*Source: Standard and Poor's Micropal.
For an index description, please see the Index Definitions following the Fund Summaries.

              Past performance does not guarantee future results.

FGC-4


PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights

                                                                                     Class 1
                                                      -------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                      -------------------------------------------------------------------
                                                           2000         1999         1998          1997           1996
                                                      -------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $24.86       $20.45       $20.33         $18.18         $17.90
                                                      -------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................        .11          .37          .76            .90            .91
 Net realized and unrealized gains (losses) .........      (6.77)        6.91         1.41           3.54            .29
                                                      -------------------------------------------------------------------
Total from investment operations ....................      (6.66)        7.28         2.17           4.44           1.20
                                                      -------------------------------------------------------------------
Less distributions from:
 Net investment income(a) ...........................       (.50)        (.84)        (.83)          (.96)          (.92)
 Net realized gains .................................      (4.82)       (2.03)       (1.22)         (1.33)            --
                                                      -------------------------------------------------------------------
Total distributions .................................      (5.32)       (2.87)       (2.05)         (2.29)          (.92)
                                                      -------------------------------------------------------------------
Net asset value, end of year ........................     $12.88       $24.86       $20.45         $20.33         $18.18
                                                      ===================================================================
Total return(b) .....................................   (32.85)%       39.42%       11.19%         26.76%          7.07%
Ratios/supplemental data
Net assets, end of year (000's) .....................   $523,288     $987,011     $986,755     $1,129,904     $1,202,290
Ratios to average net assets:
 Expenses ...........................................       .52%         .51%         .50%           .50%           .50%
 Net investment income ..............................       .54%        1.81%        3.15%          3.91%          4.20%
Portfolio turnover rate .............................    117.99%       87.53%       33.85%         17.00%         29.69%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

                                                                          FGC-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

                                                                  Class 2
                                                        ---------------------------
                                                          Year Ended December 31,
                                                        ---------------------------
                                                             2000          1999(c)
                                                        ---------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................     $  24.78        $ 21.02
                                                        ---------------------------
Income from investment operations:
 Net investment income ..............................          .05            .26
 Net realized and unrealized gains (losses) .........        (6.72)          6.37
                                                        ---------------------------
Total from investment operations ....................        (6.67)          6.63
                                                        ---------------------------
Less distributions from:
 Net investment income(a) ...........................         (.43)          (.84)
 Net realized gains .................................        (4.82)         (2.03)
                                                        ---------------------------
Total distributions .................................        (5.25)         (2.87)
                                                        ---------------------------
Net asset value, end of year ........................     $  12.86        $ 24.78
                                                        ===========================
Total return(b) .....................................     (32.97)%         35.17%
Ratios/supplemental data
Net assets, end of year (000's) .....................         $499           $491
Ratios to average net assets: .......................
 Expenses ...........................................         .77%           .77%d
 Net investment income ..............................         .29%          1.24%d
Portfolio turnover rate .............................      117.99%         87.53%

(a)Based on average shares outstanding effective year ended December 31, 1999.
(b)Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(c)For the period January 6, 1999 (effective date) to December 31, 1999.
(d)Annualized

                       See notes to financial statements.

FGC-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2000

                                                                  COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------
    Common Stocks 83.2%
(a) Broadcasting 3.9%
    Clear Channel Communications Inc. ....................     United States       195,000      $  9,445,313
    Univision Communications Inc., A .....................     United States       267,200        10,938,500
                                                                                                ------------
                                                                                                  20,383,813
                                                                                                ------------
(a) Cable/Satellite TV 4.9%
    Charter Communications Inc., A .......................     United States       385,000         8,734,688
    Comcast Corp., A .....................................     United States       274,000        11,439,500
    EchoStar Communications Corp., A .....................     United States       230,000         5,232,500
                                                                                                ------------
                                                                                                  25,406,688
                                                                                                ------------
(a) Computer Communications 3.3%
    Avaya Inc. ...........................................     United States        20,833           214,840
    Cisco Systems Inc. ...................................     United States       260,000         9,945,000
    Cosine Communications Inc. ...........................     United States         4,400            61,050
    Extreme Networks Inc. ................................     United States        52,000         2,034,500
    Juniper Networks Inc. ................................     United States        20,000         2,521,250
    Redback Networks Inc. ................................     United States        66,200         2,714,200
                                                                                                ------------
                                                                                                  17,490,840
                                                                                                ------------
(a) Computer Peripherals 1.5%
    EMC Corp. ............................................     United States       118,000         7,847,000
                                                                                                ------------
(a) Data Processing Services 1.5%
    Amdocs Ltd. ..........................................     United States       120,000         7,950,000
                                                                                                ------------
    Electrical Products 1.4%
    Furukawa Electric Co. Ltd. ...........................         Japan           425,000         7,424,475
                                                                                                ------------
(a) Electronic Equipment/Instruments 3.6%
    Agilent Technologies Inc. ............................     United States       160,000         8,760,000
    Tektronix Inc. .......................................     United States       302,000        10,173,625
                                                                                                ------------
                                                                                                  18,933,625
                                                                                                ------------
(a) Internet Software/Services .5%
    America Online Inc. ..................................     United States        75,000         2,610,000
                                                                                                ------------
    Major Telecommunications 20.7%
(a) Alaska Communications Systems Holdings Inc. ..........     United States       180,800         1,310,800
    Alltel Corp. .........................................     United States       260,000        16,233,750
    AT&T Corp. ...........................................     United States       495,000         8,569,688
    BellSouth Corp. ......................................     United States       340,000        13,918,750
(a) Cable & Wireless PLC .................................    United Kingdom       780,000        10,527,314
    Korea Telecom Corp. ..................................      South Korea        136,080         7,207,399
(a) NTL Inc. .............................................     United States       230,000         5,505,625
    SBC Communications Inc. ..............................     United States       185,000         8,833,750
    Sprint Corp. (FON Group) .............................     United States       525,000        10,664,063
    Telecom Italia SpA ...................................         Italy         2,380,000        14,300,602
(a) Telecomunicacoes Brasileiras SA, ADR .................        Brazil            42,000               431
(a) Telefonica SA, ADR ...................................         Spain           230,000        11,500,000
                                                                                                ------------
                                                                                                 108,572,172
                                                                                                ------------
(a) Semiconductors 2.5%
    Infineon Technologies AG, ADR ........................        Germany           71,000         2,556,000
    Intersil Holding Corp. ...............................     United States       110,900         2,543,769
    PMC-Sierra Inc. ......................................        Canada            57,000         4,481,625
    Triquint Semiconductor Inc. ..........................     United States        80,000         3,495,000
                                                                                                ------------
                                                                                                  13,076,394
                                                                                                ------------

                                                                          FGC-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                     COUNTRY         SHARES         VALUE
------------------------------------------------------------------------------------------------------------
    Common Stocks (cont.)
    Specialty Telecommunications 10.1%
(a) Citizens Communications Co., B ..........................     United States     850,000     $ 11,156,250
    Embratel Participacoes SA, ADR ..........................        Brazil         325,000        5,098,438
(a) General Motors Corp., H .................................     United States     375,000        8,625,000
(a) Global Crossing Ltd. ....................................        Bermuda        540,000        7,728,750
(a) Qwest Communications International Inc. .................     United States     273,600       11,217,600
(a) Time Warner Telecom Inc., A .............................     United States     140,900        8,938,344
                                                                                                ------------
                                                                                                  52,764,382
                                                                                                ------------
    Telecommunications Equipment 16.5%
(a) ADC Telecommunications Inc. .............................     United States     372,800        6,757,000
(a) Advanced Fibre Communications Inc. ......................     United States     180,000        3,251,250
(a) CIENA Corp. .............................................     United States      85,000        6,900,938
(a) Comverse Technology Inc. ................................     United States      80,000        8,690,000
    Corning Inc. ............................................     United States     165,600        8,745,750
(a) Gilat Satellite Networks Ltd. ...........................        Israel         160,000        4,080,000
    Lucent Technologies Inc. ................................     United States     385,000        5,197,500
    Motorola Inc. ...........................................     United States     661,000       13,385,250
    Nokia Corp., ADR ........................................        Finland        300,000       13,050,000
    Nortel Networks Corp. ...................................        Canada          80,000        2,565,000
(a) Polycom Inc. ............................................     United States     244,000        7,853,750
    Scientific-Atlanta Inc. .................................     United States     177,000        5,763,563
                                                                                                ------------
                                                                                                  86,240,001
                                                                                                ------------
    Wireless Communications 12.8%
(a) AT&T Wireless Group .....................................     United States     300,000        5,193,750
(a) China Mobile (Hong Kong) Ltd., ADR ......................         China         290,000        7,866,250
(a) Nextel Communications Inc., A ...........................     United States     230,000        5,692,500
    SK Telecom Co. Ltd., ADR ................................      South Korea      420,000        9,896,250
(a) U.S. Cellular Corp. .....................................     United States      75,000        4,518,750
    Vodafone Group PLC, ADR .................................    United Kingdom     400,000       14,325,000
(a) VoiceStream Wireless Corp. ..............................     United States      90,000        9,056,250
(a) Western Wireless Corp., A ...............................     United States     270,000       10,580,621
                                                                                                ------------
                                                                                                  67,129,371
                                                                                                ------------
    Total Long Term Investments (Cost $470,660,305)..........                                    435,828,761
                                                                                                ------------

FGC-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2000 (cont.)

                                                                                                     PRINCIPAL
                                                                                      COUNTRY         AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
(b) Repurchase Agreement 16.8%
    Joint Repurchase Agreement, 6.047%, 1/02/01, (Maturity Value $87,807,200)
    (Cost $87,748,239)...........................................................  United States  $87,748,239    $ 87,748,239
     Barclays Capital Inc. (Maturity Value $8,622,755)
     Bear, Stearns & Co. Inc. (Maturity Value $4,927,740)
     BNP Paribas Corp. (Maturity Value $8,622,755)
     Chase Securities Inc. (Maturity Value $8,622,755)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $8,622,755)
     Goldman, Sachs & Co. (Maturity Value $8,622,755)
     Greenwich Capital Markets Inc. (Maturity Value $8,622,755)
     Lehman Brothers Inc. (Maturity Value $7,738,536)
     Nesbitt Burns Securities Inc. (Maturity Value $8,622,755)
     SG Cowen Securities Corp. (Maturity Value $6,158,884)
     UBS Warburg LLC (Maturity Value $8,622,755)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
    Agency Securities
    Total Investments (Cost $558,408,544) 100.0%.................................                                 523,577,000
    Other Assets, less Liabilities ..............................................                                     210,151
                                                                                                                 ------------
    Net Assets 100.0% ...........................................................                                $523,787,151

(a)Non-income producing
(b)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                          FGC-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities:
  Cost ................................................    $ 470,660,305
                                                           =============
  Value ...............................................      435,828,761
 Repurchase agreements, at value and cost .............       87,748,239
 Receivables:
  Investment securities sold ..........................        1,124,437
  Capital shares sold .................................               90
  Dividends ...........................................          305,299
                                                           -------------
   Total assets .......................................      525,006,826
                                                           -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................          804,218
  Affiliates ..........................................          250,572
  Professional fees ...................................           38,325
  Reports to shareholders .............................           72,000
 Other liabilities ....................................           54,560
                                                           -------------
   Total liabilities ..................................        1,219,675
                                                           -------------
    Net assets, at value ..............................    $ 523,787,151
                                                           =============
Net assets consist of:
 Undistributed net investment income ..................    $     285,592
 Net unrealized depreciation ..........................      (34,831,544)
 Accumulated net realized gain ........................       51,919,292
 Capital shares .......................................      506,413,811
                                                           -------------
    Net assets, at value ..............................    $ 523,787,151
                                                           =============
Class 1:
 Net assets, at value .................................    $ 523,287,799
                                                           =============
 Shares outstanding ...................................       40,618,932
                                                           =============
 Net asset value and offering price per share .........    $       12.88
                                                           =============
Class 2:
 Net assets, at value .................................    $     499,352
                                                           =============
 Shares outstanding ...................................           38,835
                                                           =============
 Net asset value and offering price per share .........    $       12.86
                                                           =============

                       See notes to financial statements.

FGC-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
(net of foreign taxes of $183,249)
 Dividends ...............................................................    $    5,341,688
 Interest ................................................................         3,523,725
                                                                              --------------
  Total investment income ................................................         8,865,413
                                                                              --------------
Expenses:
 Management fees (Note 3) ................................................         4,032,318
 Distribution fees - Class 2 (Note 3) ....................................             1,562
 Transfer agent fees (Note 3) ............................................            27,616
 Custodian fees ..........................................................           114,351
 Professional fees (Note 3) ..............................................            61,729
 Other ...................................................................           115,800
                                                                              --------------
  Total expenses .........................................................         4,353,376
                                                                              --------------
   Net investment income .................................................         4,512,037
                                                                              --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................        53,799,746
  Foreign currency transactions ..........................................           (92,138)
                                                                              --------------
   Net realized gain .....................................................        53,707,608
 Net unrealized depreciation on:
  Investments ............................................................      (332,701,646)
  Translation of assets and liabilities denominated in foreign currencies            (46,650)
                                                                              --------------
   Net unrealized depreciation ...........................................      (332,748,296)
                                                                              --------------
Net realized and unrealized loss .........................................      (279,040,688)
                                                                              --------------
Net decrease in net assets resulting from operations .....................    $ (274,528,651)
                                                                              ==============

                       See notes to financial statements.

                                                                         FGC-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                   2000               1999
                                                                                            ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $    4,512,037      $   16,100,667
  Net realized gain from investments and foreign currency transactions ..................        53,707,608         178,307,002
  Net unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ...................................      (332,748,296)        100,208,781
                                                                                            ------------------------------------
   Net increase (decrease) in net assets resulting from operations ......................      (274,528,651)        294,616,450
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................................................................       (18,952,838)        (32,989,434)
   Class 2 ..............................................................................           (11,830)            (10,171)
  Net realized gains:
   Class 1 ..............................................................................      (181,330,662)        (79,892,779)
   Class 2 ..............................................................................          (125,705)            (24,631)
                                                                                            ------------------------------------
 Total distributions to shareholders ....................................................      (200,421,035)       (112,917,015)
 Capital share transactions: (Note 2)
   Class 1 ..............................................................................        10,827,545        (181,373,622)
   Class 2 ..............................................................................           407,841             420,442
                                                                                            ------------------------------------
 Total capital share transactions .......................................................        11,235,386        (180,953,180)
   Net increase (decrease) in net assets ................................................      (463,714,300)            746,255
Net assets
 Beginning of year ......................................................................       987,501,451         986,755,196
                                                                                            ------------------------------------
 End of year ............................................................................   $   523,787,151      $  987,501,451
                                                                                            ====================================
Undistributed net investment income included in net assets:
 End of year ............................................................................   $       285,592      $   14,830,361
                                                                                            ====================================

                       See notes to financial statements.

FGC-12
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Global Communications Securities Fund (the "Fund") is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 100% of the Fund's shares were sold through one insurance company. The Fund seeks growth and income.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2000, all repurchase agreements had been entered into on December 29, 2000.

d. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

                                                                         FGC-13
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                       Year Ended December 31,
                                                ---------------------------------------------------------------------
                                                               2000                             1999(a)
                                                ---------------------------------------------------------------------
                                                     Shares            Amount           Shares            Amount
Class 1 Shares:                                 ---------------------------------------------------------------------
Shares sold ...................................      1,857,444    $   42,214,911        1,541,846    $   31,772,461
Shares issued in reinvestment of distributions      11,088,651       200,283,501        5,759,297       112,882,214
Shares redeemed ...............................    (12,035,645)     (231,670,867)     (15,853,370)     (326,028,297)
                                                ---------------------------------------------------------------------
Net decrease ..................................        910,450    $   10,827,545       (8,552,227)   $ (181,373,622)
                                                ===================================================================
Class 2 Shares:
Shares sold ...................................        164,696         2,949,693           20,226    $      430,720
Shares issued in reinvestment of distributions           7,625           137,535            1,779            34,802
Shares redeemed ...............................       (153,284)       (2,679,387)          (2,207)          (45,080)
                                                ---------------------------------------------------------------------
Net increase ..................................         19,037    $      407,841           19,798    $      420,442
                                                ===================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

FGC-14
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       -------------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
-------------------------------------------------------------------------
  .625%               First $100 million
  .500%               Over $100 million, up to and including $250 million
  .450%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Fund reimburses Distributors up to .25% per year of their average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $4,853 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

4. INCOME TAXES

At December 31, 2000, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $34,623,447. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

At December 31, 2000, the net unrealized depreciation based on the cost of investments for income tax purposes of $558,408,544 was as follows:

  Unrealized appreciation .............  $   69,346,683
  Unrealized depreciation .............    (104,178,227)
                                         --------------
  Net unrealized depreciation .........  $  (34,831,544)
                                         ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended Decembeer 31, 2000 aggregated $910,989,464 and $1,079,956,603, respectively.

                                                                         FGC-15
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statements of investment, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Global Communications Securities Fund (the "Fund"), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

February 6, 2001

FGC-16
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $86,545,428 as capital gain dividends for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 2.86% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

                                                                         FGC-17
PAGE



                                                FRANKLIN MONEY MARKET FUND

--------------------------------------------------------------------------------
Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income consistent with capital preservation and liquidity. The Fund also seeks to maintain a stable share price of $1.00.(1) The Fund invests in high quality U.S. dollar-denominated money market debt securities.
--------------------------------------------------------------------------------

U.S. economic activity during the first half of the year under review contrasted sharply with that of the second half. Booming economic growth and rising short-term interest rates characterized the first six months, while the remainder of the year witnessed significant economic deceleration and stable short-term rates.

During the first half of 2000, the U.S economy entered its 10th year of expansion, the longest on record. Despite several efforts by the Federal Reserve Board (the Fed) to slow economic growth, gross domestic product (GDP) nonetheless surged at an average annualized rate of 5.2% during 2000's first half. Furthermore, consumer confidence reached an all-time high in May and unemployment fell to a 30-year low amid brisk retail and housing sales. These factors, combined with rising energy and commodity prices, helped propel the Consumer Price Index (CPI, also known as the cost-of-living index) to a 3.8% pace through March, up from just 2.7% in December 1999. As tight labor markets and rising consumer spending began to threaten a relatively benign inflationary environment, the Fed raised the federal funds target rate in May by 50 basis points (0.50%), to 6.50%, the last of a series of six rate hikes that began in 1999, and the third in 2000.

The Fed's aggressive credit tightening actions contributed to a reversal of the economy's rapid growth trend during the second half of 2000. Sharply rising energy prices, falling stock and housing markets, and downward trends in corporate earnings and consumer confidence combined to slow demand through the end of the year. Consequently, economic growth waned to a more moderate pace as GDP fell to a 2.2% annualized rate during third quarter 2000, the slowest in four years. The economy's sudden torpor extended into the fourth quarter as unemployment edged up amid declines in retail sales, factory orders and housing starts. By December, Fed policy makers abruptly altered their aggressive stance, signaling for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-

(1). There is no assurance that the Fund's $1.00 per share price will be maintained. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Top 10 Holdings
Franklin Money Market Fund
12/31/00

  Security                       % of Total
  Name                           Net Assets
-------------------------------------------
   U.S. Treasury Repurchase
   Agreements                         9.6%

   Credit Agricole                    5.1%

   Asset Securitization
   Cooperative Corp.                  3.7%

   Delaware Funding Corp.             3.5%

   National Rural Utilities
   Cooperative Finance Corp.          3.4%

   ABN Amro Bank NV                   3.4%

   Credit Communal de
   Belgique                           3.4%

   Bank of America NA                 3.4%

   Toronto Dominion Bank              3.4%

   Nestle Capital Corp.               3.4%

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments.

                                                                           FM-1
PAGE



long U.S. economic expansion. As the Fed refrained from any interest-rate moves, and cautious investors turned to fixed income securities in response to stock market turmoil, bond prices rose and yields fell during the 12 months under review.

We continued to invest the portfolio's assets exclusively in the highest-quality money market securities. For example, on December 31, 2000, more than 75% of the Fund's positions carried long-term credit ratings of AA or higher according to Standard & Poor's(R) and Moody's(R), with the balance of the portfolio rated A.(2) Consistent with the Fund's objective of providing shareholders with a high-quality, conservative investment vehicle, we did not invest the portfolio's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

Looking ahead to 2001, we believe the Fed, having achieved its desired goal of moderating the U.S. economy, may cut the federal funds target rate to combat the possibility of further GDP deterioration or, worse, the specter of recession. We will continue to monitor political and economic events closely and make adjustments to the portfolio as necessary.

(2). This does not indicate a rating of the Fund.

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Past performance does not guarantee future results.

FM-2
PAGE


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

                                                                                           Class 1
                                                               ----------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                               ----------------------------------------------------------------
                                                                   2000         1999         1998         1997         1996
                                                               ----------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................     $1.00        $1.00        $1.00        $1.00        $1.00
                                                               ----------------------------------------------------------------
Income from investment operations:
 Net investment income .......................................       .06          .05          .05          .05          .05
Less distributions from net investment income ................      (.06)        (.05)        (.05)        (.05)        (.05)
                                                               ----------------------------------------------------------------
Net asset value, end of year .................................     $1.00        $1.00        $1.00        $1.00        $1.00
                                                               ================================================================
Total return(a) ..............................................     5.95%        4.76%        5.22%        5.24%        5.16%
Ratios/supplemental data
Net assets, end of year (000's) ..............................  $274,580     $364,028     $414,341     $367,449     $408,930
Ratios to average net assets:
 Expenses ....................................................      .55%         .53%         .45%         .45%         .43%
 Expenses excluding waiver and payments by affiliate .........      .55%         .53%         .53%         .53%         .53%
 Net investment income .......................................     5.75%        4.64%        5.08%        5.11%        5.04%

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

                                                                           FM-3
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

                                                                  Class 2
                                                          ------------------------
                                                          Year Ended December 31,
                                                          ------------------------
                                                              2000        1999(b)
                                                          ------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $1.00        $1.00
                                                          ------------------------
Income from investment operations:
 Net investment income ................................        .06          .04
Less distributions from net investment income .........       (.06)        (.04)
                                                          ------------------------
Net asset value, end of year ..........................     $ 1.00        $ 1.00
                                                          ========================
Total return(a) .......................................      5.69%         4.39%
Ratios/supplemental data
Net assets, end of year (000's) .......................    $21,609        $8,602
Ratios to average net assets: .........................
 Expenses .............................................       .79%          .79%(c)
 Net investment income ................................      5.59%         4.51%(c)

(a) Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
(b) For the period January 6, 1999 (effective date) to December 31, 1999.
(c) Annualized

                       See notes to financial statements.

FM-4
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, December 31, 2000

                                                                                                    PRINCIPAL
                                                                                                     AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------------
    Bank Notes 3.4%
    Bank of America NA, 6.60% - 6.81%, 1/30/01 - 5/21/01 (Cost $10,000,000)...................    $10,000,000      $ 10,000,000
                                                                                                                   ------------
    Certificates of Deposit 18.6%
    ABN Amro Bank NV, Chicago Branch, 6.36%, 12/06/01 ........................................     10,000,000        10,000,445
    Credit Agricole, New York Branch, 6.76% - 6.86%, 4/11/01 - 4/12/01 .......................     15,000,000        14,999,768
    Credit Communal de Belgique, New York Branch, 7.075% - 7.25%, 5/03/01 - 5/09/01 ..........     10,000,000        10,000,407
    Deutsche Bank AG, New York Branch, 6.655%, 2/28/01 .......................................      5,000,000         5,000,081
    Dexia Bank, New York Branch, 7.105%, 6/18/01 .............................................      5,000,000         4,999,858
    Toronto Dominion Bank, New York Branch, 6.505% - 7.16%, 1/31/01 - 6/08/01 ................     10,000,000         9,999,993
                                                                                                                   ------------
    Total Certificates of Deposit (Cost $55,000,552)..........................................                       55,000,552
                                                                                                                   ------------
(a) Commercial Paper 60.6%
    Abbey National North America Corp., 6.50%, 1/19/01 .......................................      5,000,000         4,981,944
    American Express Credit Corp., 6.39% - 6.52%, 1/09/01 - 2/07/01 ..........................     10,000,000         9,956,332
    Asset Securitization Cooperative Corp., 144A, 6.52% - 6.53%, 1/17/01 - 2/22/01 ...........     11,000,000        10,926,082
    Associates Corp. of North America, 6.54%, 1/05/01 ........................................      5,000,000         4,994,550
    Bellsouth Telecommunications Inc., 6.28%, 2/21/01 - 2/23/01 ..............................     10,000,000         9,905,800
    Chevron U.K. Investment PLC, 6.50%, 2/09/01 ..............................................      5,000,000         4,962,986
    CIESCO LP, 6.50%, 1/12/01 - 1/16/01 ......................................................     10,000,000         9,972,917
    CocaCola Co., 6.48%, 2/01/01 - 2/02/01 ...................................................     10,000,000         9,939,700
    Delaware Funding Corp., 144A, 6.43% - 6.54%, 1/24/01 - 2/20/01 ...........................     10,314,000        10,244,404
    Dupont de Nemours & Co., 6.49%, 1/18/01 ..................................................      5,000,000         4,982,874
    Gannett Co. Inc., 144A, 6.50%, 2/26/01 ...................................................      5,000,000         4,947,639
    General Electric Capital Corp., 6.44% - 6.49%, 2/08/01 - 2/12/01 .........................     10,000,000         9,924,561
    Goldman Sachs Group Inc., 6.47%, 1/25/01 - 1/26/01 .......................................     10,000,000         9,952,374
    Merrill Lynch & Co. Inc., 6.53% - 6.55%, 1/11/01 - 1/23/01 ...............................     10,000,000         9,967,316
    Morgan Stanley Dean Witter & Co., 6.58%, 1/29/01 - 1/30/01 ...............................     10,000,000         9,944,252
    National Rural Utilities Cooperative Finance Corp., 6.32% - 6.50%, 1/22/01 - 3/07/01 .....     10,200,000        10,119,596
    Nestle Capital Corp., 6.48% - 6.51%, 1/04/01 - 1/08/01 ...................................     10,000,000         9,987,379
    Province of Ontario, 6.26%, 3/19/01 ......................................................     10,000,000         9,862,628
    SBC Communications Inc., 144A, 6.52% - 6.53%, 1/03/01 - 1/10/01 ..........................      9,018,000         9,006,367
    Toyota Motor Credit Corp., 144A, 6.18% - 6.38%, 2/06/01 - 3/09/01 ........................     10,000,000         9,907,103
    United Parcel Service of America Inc., 6.19%, 2/27/01 ....................................      5,000,000         4,949,276
                                                                                                                   ------------
    Total Commercial Paper (Cost $179,436,080)................................................                      179,436,080
                                                                                                                   ------------
    Total Investments before Repurchase Agreement (Cost $244,436,632).........................                      244,436,632
                                                                                                                   ------------
(b) Repurchase Agreement 9.6%
    UBS Warburg LLC, 6.20%, 1/02/01 (Cost $28,540,000)........................................     28,540,000        28,540,000
                                                                                                                   ------------
     Collateralized by U.S. Treasury Notes
    Total Investments (Cost $272,976,632) 92.2%...............................................                      272,976,632
    Other Assets, less Liabilities 7.8% ......................................................                       23,212,489
                                                                                                                   ------------
    Net Assets 100.0% ........................................................................                     $296,189,121
                                                                                                                   ============

(a)Securities are traded on a discount basis, the rates shown are the discount rates at the time of purchase by the Fund.
(b)At December 31, 2000, the repurchase agreement held by the Fund had been entered into on December 29, 2000.

                       See notes to financial statements.

                                                                           FM-5
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2000

Assets:
 Investments in securities, at value and cost .........     $ 272,976,632
 Cash .................................................             1,013
 Receivables:
  Capital shares sold .................................        21,357,839
  Interest ............................................         2,264,776
                                                            -------------
   Total assets .......................................       296,600,260
                                                            -------------
Liabilities:
 Payables:
  Capital shares redeemed .............................           249,919
  Affiliates ..........................................           123,999
  Professional fees ...................................             8,552
  Reports to shareholders .............................            12,900
 Distributions to shareholders ........................            14,709
 Other liabilities ....................................             1,060
                                                            -------------
   Total liabilities ..................................           411,139
                                                            -------------
    Net assets, at value ..............................     $ 296,189,121
                                                            =============
Class 1:
 Net assets, at value .................................     $ 274,579,764
                                                            =============
 Shares outstanding ...................................       274,579,764
                                                            =============
 Net asset value per share ............................     $        1.00
                                                            =============
Class 2:
 Net assets, at value .................................     $  21,609,357
                                                            =============
 Shares outstanding ...................................        21,609,357
                                                            =============
 Net asset value per share ............................     $        1.00
                                                            =============

                       See notes to financial statements.

FM-6
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations
for the year ended December 31, 2000

Investment income:
 Interest ....................................................    $18,955,323
                                                                  -----------
Expenses:
 Management fees (Note 3) ....................................      1,599,158
 Distribution fees - Class 2 (Note 3) ........................         19,659
 Transfer agent fees (Note 3) ................................          4,176
 Custodian fees ..............................................          2,923
 Professional fees (Note 3) ..................................         18,290
 Other .......................................................         25,964
                                                                  -----------
  Total expenses .............................................      1,670,170
                                                                  -----------
   Net investment income .....................................     17,285,153
                                                                  -----------
Net realized loss from investments ...........................           (486)
                                                                  -----------
Net increase in net assets resulting from operations .........    $17,284,667
                                                                  ===========

                       See notes to financial statements.

                                                                           FM-7
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 2000 and 1999

                                                                                                  2000               1999
                                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  17,285,153      $  17,724,122
  Net realized gain (loss) from investments .............................................             (486)               208
                                                                                            -----------------------------------
   Net increase in net assets resulting from operations .................................       17,284,667         17,724,330
 Distributions to shareholders from net investment income(a)
   Class 1 ..............................................................................      (16,844,889)       (17,613,140)
   Class 2 ..............................................................................         (439,778)          (111,190)
                                                                                            ===================================
 Total distributions to shareholders ....................................................      (17,284,667)       (17,724,330)
 Capital share transactions (Note 2)
   Class 1 ..............................................................................      (89,447,979)       (50,313,015)
   Class 2 ..............................................................................       13,007,757          8,601,600
                                                                                            -----------------------------------
 Total capital share transactions .......................................................      (76,440,222)       (41,711,415)
   Net decrease in net assets ...........................................................      (76,440,222)       (41,711,415)
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ......................................................................      372,629,343        414,340,758
                                                                                            -----------------------------------
 End of year ............................................................................    $ 296,189,121      $ 372,629,343
                                                                                            ===================================

(a)Distributions were decreased by net realized losses of $486 and increased by net realized gains of $208 from security transactions for the periods ended December 31, 2000 and December 31, 1999, respectively.

                       See notes to financial statements.

FM-8
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Money Market Fund (the Fund) is a separate, diversified series of Franklin Templeton Variable Insurance Products Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2000, 100% of the Fund's shares were sold through one insurance company. The Fund seeks high current income consistent with capital preservation and liquidity.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities in the Fund are valued at amortized cost which approximates value.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                           FM-9
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                                        Year Ended December 31,
                                                -----------------------------------------------------------------------
                                                               2000                                1999(a)
                                                -----------------------------------------------------------------------
                                                      Shares            Amount            Shares            Amount
Class 1 Shares:                                 -----------------------------------------------------------------------
Shares sold ...................................     790,134,431    $  790,134,431       705,526,809    $  705,526,809
Shares issued in reinvestment of distributions       16,833,753        16,833,753        17,609,674        17,609,674
Shares redeemed ...............................    (896,416,163)     (896,416,163)     (773,449,498)     (773,449,498)
                                                -----------------------------------------------------------------------
Net decrease ..................................     (89,447,979)   $  (89,447,979)      (50,313,015)   $  (50,313,015)
                                                =======================================================================
Class 2 Shares:
Shares sold ...................................     574,612,748    $  574,612,748       219,800,400    $  219,800,400
Shares issued in reinvestment of distributions          439,843           439,843           111,092           111,092
Shares redeemed ...............................    (562,044,834)     (562,044,834)     (211,309,892)     (211,309,892)
                                                -----------------------------------------------------------------------
Net increase ..................................      13,007,757    $   13,007,757         8,601,600    $    8,601,600
                                                =======================================================================

(a)For the period January 6, 1999 (effective date) to December 31, 1999, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

       Entity                                                         Affiliation
       ---------------------------------------------------------------------------------
       Franklin Templeton Services, LLC (FT Services)                 Administrative manager
       Franklin Advisers, Inc. (Advisers)                             Investment manager
       Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
       Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate   Daily Net Assets
--------------------------------------------------------------------------
  .625%               First $100 million
  .500%               Over $100 million, up to and including $250 million
  .450%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Fund reimburses Distributors up to .25% per year of their average daily net assets of Class 2 for costs incurred in marketing the Fund's shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Included in professional fees are legal fees of $1,791 that were paid to a law firm in which a partner of that firm was an officer of the Fund.

FM-10
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2000, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

  Capital loss carryovers expiring in:
    2001 .............................  $  523
    2002 .............................   7,568
    2006 .............................     371
    2008 .............................     486
                                        ------
                                        $8,948
                                        ======

The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

                                                                          FM-11
PAGE

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Independent Auditors' Report

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Money Market Fund (the Fund), a series of Franklin Templeton Variable Insurance Products Trust, at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 6, 2001

FM-12

PAGE

                                                         INDEX DEFINITIONS

--------------------------------------------------------------------------------
Consumer Price Index is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the United
States; published by the Bureau of Labor Statistics.
--------------------------------------------------------------------------------

Credit Suisse First Boston Global High Yield (CSFB HY) Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The modular nature of the index allows customization of data to meet client needs. The index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. The CSFB HY Index follows a total of
250 sectors. CS First Boston has maintained the index since January 1986. While the index is priced and run weekly, monthly returns are typically used for performance attribution.
--------------------------------------------------------------------------------
Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks. The average is found by adding the prices of the 30 stocks and dividing by a denominator that has been adjusted for stock splits, stock dividends, and substitutions of stocks. It represents about 25%
of the NYSE market capitalization.
--------------------------------------------------------------------------------
JP Morgan Global Government Bond Index tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $US.
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index is composed of securities in the Lehman Brothers Government and Credit Indexes, including U.S. Treasury, U.S.
government and agency securities; publicly issued U.S. corporate and foreign debentures; and secured notes that meet maturity, liquidity and quality specifications. Total return includes price appreciation/depreciation and income as a percentage of the original investment.
--------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least
$100 million for U.S. government issues and $50 million for all others. All returns are market-value weighted inclusive of accrued interest. The index is a composite of the Government/Corporate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/ depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization.



                                                                            I-1
PAGE

--------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index includes securities issued by the U.S. government or its agencies with maturities from one up to, but not including, 10 years. These securities must have at least $100 million par amount outstanding and must be rated investment grade (Baa3 or better) by Moody's Investors Service. If a Moody's rating is not available, the Standard & Poor's or Fitch rating is used. These must be fixed-rate securities, although they can carry a coupon that steps up or changes according to a predetermined schedule, and they must be dollar-denominated and non-convertible.
--------------------------------------------------------------------------------
Lipper VIP Growth & Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Growth & Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Growth & Income Funds are defined as all mutual funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. As of 12/31/00, there were 243 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP Income Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as all mutual funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/00, there were 16 funds in this category.
--------------------------------------------------------------------------------
Lipper VIP U.S. Mortgage Funds Objective Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S.
Mortgage Funds Objective Classification in the Lipper VIP underlying funds universe. Lipper U.S. Mortgage Funds are defined as all funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. As of 12/31/00, there were 7 funds in this category.
--------------------------------------------------------------------------------
Merrill Lynch Treasury Zero Coupon 5-, 10- and 20-Year Bond Total Return
Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) All Country World Free Index is an equity index that measures the total return (gross dividends reinvested) of equity securities available to foreign (non-local) investors in the developed and emerging markets globally. Securities included are weighted according to their market capitalization (outstanding shares times price).


I-2
PAGE

--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an equity index that measures the total return (dividends are reinvested) of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included. The securities in the index are capitalization weighted (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East
(EAFE) Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets in Europe, Australasia and the Far East. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) Pacific Index comprises five developed market countries or regions in the Pacific: Australia, Hong Kong, Japan, New Zealand and Singapore. The MSCI indexes define the local market for each country by constructing a matrix of all listed securities, sorting the matrix by industry, and seeking to capture 60% of the market capitalization for each group by selecting the most investable stocks in each industry. The index applies full market capitalization weights to each included stock.
--------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI) World Index is an equity index that measures the total returns (gross dividends are reinvested) of equity securities in the developed markets globally. Securities included in the index are weighted according to their market capitalization (outstanding shares times price).
--------------------------------------------------------------------------------
National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market value weighted.
--------------------------------------------------------------------------------
Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
--------------------------------------------------------------------------------
Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.



                                                                            I-3
PAGE

--------------------------------------------------------------------------------
Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
--------------------------------------------------------------------------------
Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
--------------------------------------------------------------------------------
Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indexes.
--------------------------------------------------------------------------------
Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $1 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$1 billion.
--------------------------------------------------------------------------------
Salomon Smith Barney Global Ex-U.S. less than $2 Billion Index is a total-capitalization weighted index that includes all developed and emerging countries, except the U.S., and includes companies with a total market capitalization below U.S.$2 billion.
--------------------------------------------------------------------------------
Standard & Poor's 500 (S&P 500) consists of 500 widely held domestic common stocks comprising four broad sectors: industrials, utilities, financials and transportation. It is a market value-weighted index, where the stock price is multiplied by the number of shares outstanding, with each stock affecting the index in proportion to its market value. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.
--------------------------------------------------------------------------------
S&P(R)/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities' weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included in the index are weighted according to their adjusted market capitalization (outstanding investable shares times price).

I-4
PAGE

--------------------------------------------------------------------------------
S&P 500 Health Care Composite Index is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base of 100 as of January 14, 1987.
--------------------------------------------------------------------------------
Wilshire Real Estate Securities Index is a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The index is composed of companies whose charter is the equity ownership and operation of commercial real estate. The index rebalances monthly and returns are calculated on a buy-and-hold basis.
--------------------------------------------------------------------------------

                                                                            I-5




PAGE

[FRANKLIN TEMPLETON INVESTMENTS LOGO]
FRANKLIN(R) TEMPLETON(R) INVESTMENT

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-777


ANNUAL REPORT
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INVESTMENT MANAGERS
Franklin Advisers, Inc.


DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Products Insurance Products Trust (VIP) shares are generally sold only to insurance company separate accounts ("Separate Accounts") to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Accounts and the VIP prospectuses, which contain more detailed information, including the sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the higest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.


VIP18 A00 02/01                 [RECYCLED LOGO] PRINTED ON RECYCLED PAPER